UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2019

RENEWABLE ENERGY ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

000-53900

(Commission File No.)

Nevada	74-3219044
(State or other jurisdiction of	(IRS Employer Identification No.)
incorporation or organization)

10935 57th Avenue North

Plymouth, MN 55442

(Address of principal executive offices)

(952) 541-1155

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the Filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 4.01. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a) Dismissal of Independent Registered Public Accounting Firm

On February 12, 2019, Marcum LLP was dismissed as the independent registered public accounting firm of Renewable Energy Acquisition Corp. (the “Company”). The Company’s Board of Directors approved the dismissal of Marcum.

Marcum LLP did not issue an audit report on the financial statements of the Company as of any date or for any period. During the time Marcum LLP served as the Company's independent registered public accounting firm there were no disagreements with Marcum LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum LLP, would have caused Marcum LLP to make reference in connection with its opinion (had it issued one) to the subject matter of the disagreement.

The Company provided Marcum with a copy of the foregoing disclosures and requested Marcum to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Marcum agrees with the disclosures. A copy of Marcum’s letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) New Independent Registered Public Accounting Firm

On February 13, 2019, the Company’s Board of Directors, acting in the capacity of an audit committee, engaged Rosenberg Rich Baker Berman, P.A. as the Company’s new independent registered public accounting firm to act as the principal accountant to audit the Company’s financial statements. During the Company’s fiscal years ended December 31, 2017 and 30, 2016, and through February 12, 2019, neither the Company, nor anyone acting on its behalf, consulted with Rosenberg Rich Baker Berman, P.A. regarding the application of accounting principles to a specific completed or proposed transaction or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided that Rosenberg Rich Baker Berman, P.A. concluded was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

16.1	Letter to the Securities and Exchange Commission from Marcum LLP regarding the matters disclosed in Item 4.01 of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENWABLE ENERGY ACQUISITION CORP.

Dated February 19, 2019	By:	/s/ Craig Laughlin
Craig Laughlin, President